UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 25, 2006

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

        Nebraska                      001-31924                 84-0748903
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

            121 South 13th Street, Suite 201, Lincoln, Nebraska 68508
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AGREEMENT FOR PURCHASE OF CORPORATE HEADQUARTERS BUILDING

        On May 25, 2006, Nelnet, Inc. (the "Company") entered into an agreement with Mad Dog Guest Ranch LLC, a Nebraska limited liability company, for the purchase by the Company of the building in Lincoln, Nebraska in which the Company's corporate headquarters are located. The purchase price for the property will be $8.3 million, including the assumption of debt on the property. The agreement is expected to close by November 15, 2006, after the completion of a customary due diligence review of the property and any necessary regulatory approvals. A copy of the Agreement of Purchase and Sale is filed as Exhibit 10.1 to this report.

        Upon the closing of the agreement, the Company will assume certain existing agreements pursuant to which Union Bank and Trust Company ("Union Bank") currently leases space in the building and operates certain equipment in connection with Union Bank's operations. Michael S. Dunlap, a significant shareholder, a Co-Chief Executive Officer and a member of the board of directors of the Company, has a significant ownership interest in Union Bank and is a member of Union Bank's board of directors. Angela L. Muhleisen, Mr. Dunlap's sister and a significant shareholder of the Company, also has a significant ownership interest in Union Bank, and is chief executive officer and a member of Union Bank's board of directors. Union Bank will serve as escrow agent under the agreement, and Union Title Company, an affiliate of Union Bank, will serve as the title company.

ADDITIONAL COMPENSATION ARRANGEMENTS

        On May 25, 2006, the Board of Directors of the Company, upon the review and recommendation of the Compensation Committee of the Board of Directors, approved certain planned equity compensation arrangements intended to encourage increased and broader employee ownership of the Company. In some cases the Co-Chief Executive Officers (the "Co-CEOs") and the four other highest compensated executive officers of the Company during 2005 by reference to total annual salary and bonus for 2005 (collectively, the "Named Executive Officers") will be able to participate in such arrangements, and in connection therewith such arrangements should be considered to be in addition to the 2006 compensation arrangements for the Named Executive Officers summarized in Exhibit
10.78 filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005. A brief summary of such additional compensation arrangements is as follows:

        1. The Company will allow employees to elect to surrender one week of previously earned time off (such as vacation days) in exchange for the issuance of shares of the Company's Class A common stock under the Company's Restricted Stock Plan. The number of such shares to be issued to an employee will have an approximate market value of 115% of the amount of cash that would otherwise be payable for the surrender of the earned time off. Such shares will be subject to restrictions on transfer for a period of time.

        2. Under the Company's 2006 incentive plan arrangement, selected employees will be able to elect to take all or a portion of their annual incentive performance bonus payment in shares of Class A common stock issued under the Restricted Stock Plan. The number of such shares to be issued to an employee will have an approximate market value of 125% of the amount of cash that would otherwise be payable for such bonus. Such shares will be subject to vesting requirements.
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        3. The Company plans to take appropriate steps to allow "matching"
contributions by the Company with respect to employee contributions to the Company's 401(k) plan to be made in shares of Class A common stock.

        4. Selected top tier performing employees will be awarded shares of Class A common stock issued under the Restricted Stock Plan. Such shares will be subject to vesting requirements.

ITEM 8.01  OTHER EVENTS.

        On May 25, 2006, the Company issued a press release announcing that its board of directors had authorized the repurchase of up to a total of 5,000,000 shares of the Company's Class A common stock during the period ending January 31, 2008, subject to certain conditions and restrictions. A copy of the press release is filed as Exhibit 99.1 to this report.

        On May 25, 2006, the shareholders of the Company approved an Employee Stock Purchase Loan Plan to allow the Company to make loans to employees for the purchase of shares of the Company's Class A common stock either in the open market or directly from the Company. A total of $40 million in loans may be made under the plan, and a total of 1,000,000 shares of Class A common stock are reserved for issuance under the plan. In accordance with the Sarbanes-Oxley Act of 2002, loans will not be made to any employee who is an executive officer or member of the board of directors of the Company. A copy of the Plan is filed as
Exhibit 99.2 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits. The following exhibits are filed as part of this report:

          Exhibit
            No.                         Description
         ----------   ----------------------------------------------------------

           10.1       Agreement of Purchase and Sale dated as of May 25,
                      2006 between Mad Dog Guest Ranch LLC and Nelnet,
                      Inc.
           99.1 Press release by Nelnet, Inc. dated May 25, 2006 - "Nelnet Announces Stock Repurchase Program"
           99.2       Employee Stock Purchase Loan Plan


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NELNET, INC.


Date:  June 1, 2006                           By: /s/ TERRY J. HEIMES
                                                  -------------------------
                                                      Terry J. Heimes
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX


          Exhibit
            No.                         Description
         ----------   ----------------------------------------------------------

           10.1       Agreement of Purchase and Sale dated as of May 25,
                      2006 between Mad Dog Guest Ranch LLC and Nelnet,
                      Inc.
           99.1 Press release by Nelnet, Inc. dated May 25, 2006 - "Nelnet Announces Stock Repurchase Program"
           99.2       Employee Stock Purchase Loan Plan